March 13, 2007




                    U.S. Securities and Exchange Commission
                               100 F Street, N.E.
                              Washington, DC 20549


         Re:      Prudential's Annuity Plan Account
                  File No. 002-52714


Dear Commissioners:



          The purpose of this filing is to acknowledge that on behalf of The Prudential Insurance Company of America, we have transmitted to the contractholders of the above-referenced annuities the annual report of the applicable underlying fund, for the period ended December 31, 2006. As indicated by the filing information set forth below, this annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.


         In addition to information transmitted herewith, we incorporate by reference the annual report with respect to the following underlying mutual fund:



Filer/Entity                   Prudential's Gibraltar Fund
Registration No.:              811-01660
CIK No.                        0000080946
Accession No.:                 0001193125-07-050970
Date of Filing:                03/09/2007


If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                   Sincerely,


                           /s/ C. Christopher Sprague
                             C. Christopher Sprague
                        Vice President, Corporate Counsel